UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 7, 2016

BIOLASE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36385	87-0442441
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
4 Cromwell Irvine, California 92618 (Address of principal executive offices) (Zip Code)

(949) 361-1200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Biolase, Inc. will present at the LD Micro Main Event investor conference at the Luxe Sunset Boulevard Hotel in Los Angeles, California on December 7, 2016 and December 8, 2016. During the conference, President and Chief Executive Officer Harold C. Flynn, Jr. will deliver presentations that include written communications comprised of slides. The slides from the presentations are attached hereto as Exhibit 99.1, and are hereby incorporated by reference.

A copy of the slides will be available for viewing and download at http://www.biolase.com/investors for a period of 30 days.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Presentation material with investors and from the LD Micro Main Event Conference, dated December 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOLASE, INC.

Date: December 7, 2016	By:	/s/ David C. Dreyer
David C. Dreyer
SVP and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Presentation material with investors and from the LD Micro Main Event Conference, dated December 2016.